UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 25, 2020

QuantumScape Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdiction of incorporation)	001-39345 (Commission File Number)	85-0796578 (I.R.S. Employer Identification Number)

1730 Technology Drive San Jose, California (Address of principal executive offices)		95110 (Zip code)

(408) 452-2000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	QS	The New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	QS.W	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On November 25, 2020, QuantumScape Corporation, a Delaware corporation (f/k/a Kensington Capital Acquisition Corp.) (the “Company”), held a special meeting in lieu of the 2020 annual meeting of stockholders (the “Special Meeting”) in connection with the proposed business combination (the “Business Combination”) of the Company and QuantumScape Subsidiary, Inc., a Delaware corporation (f/k/a QuantumScape Corporation) (“Legacy QuantumScape”), as described in the proxy statement, prospectus and information statement filed by the Company with the Securities and Exchange Commission on November 12, 2020 (the “Proxy Statement”). Present at the Special Meeting were holders of 16,910,043 shares of the Company’s common stock (the “Common Stock”) in person or by proxy, representing 58.81% of the voting power of the Common Stock as of October 27, 2020, the record date for the Special Meeting (the “Record Date”), and constituting a quorum for the transaction of business. As of the Record Date, there were 28,750,000 shares of Common Stock outstanding. Capitalized terms used in this Current Report on Form 8-K but not otherwise defined herein have the meanings given to them in the Proxy Statement.

At the Special Meeting, the Company’s stockholders approved the Business Combination Proposal, the Authorized Share Charter Proposal, the Director Declassification Charter Proposal, the Dual Class Charter Proposal, the Additional Charter Proposal, the election of each director nominee pursuant to the Election of Directors Proposal, the Equity Incentive Plan Proposal, the NYSE Proposal and the Employee Stock Purchase Plan Proposal, in each case as defined and described in greater detail in the Proxy Statement (collectively, the “Proposals”).

The approval of the Business Combination Proposal, the Authorized Share Charter Proposal, the Director Declassification Charter Proposal, the Dual Class Charter Proposal and the Additional Charter Proposal required the affirmative vote (in person or by proxy) of the holders of a majority of all outstanding shares of the Company’s Common Stock entitled to vote thereon at the Special Meeting. The approval of the Equity Incentive Plan Proposal, the NYSE Proposal and the Employee Stock Purchase Plan Proposal required the affirmative vote (in person or by proxy) of the holders of a majority of the shares of the Company’s Common Stock that were voted at the Special Meeting. The approval of the election of each director nominee pursuant to the Election of Directors Proposal required the affirmative vote of the holders of a plurality of the outstanding shares of the Company’s Common Stock entitled to vote and actually voted thereon at the Special Meeting. The Adjournment Proposal, as defined and described in greater detail in the Proxy Statement, was not presented to the Company’s stockholders as the Business Combination Proposal, the Authorized Share Charter Proposal, the Director Declassification Charter Proposal, the Dual Class Charter Proposal, the Additional Charter Proposal, the election of each director nominee pursuant to the Election of Directors Proposal, the Equity Incentive Plan Proposal, the NYSE Proposal and the Employee Stock Purchase Plan Proposal each received a sufficient number of votes for approval.

Set forth below are the final voting results for the Proposals:

Proposal 1: The Business Combination Proposal

The Business Combination Agreement, dated as of September 2, 2020 (as may be amended from time to time, the “Business Combination Agreement”), by and among the Company, Legacy QuantumScape and Kensington Merger Sub Corp., a Delaware corporation and a wholly-owned subsidiary of the Company, and the transactions contemplated thereby, was approved and adopted. The voting results were as follows:

For	Against	Abstentions
16,872,911	17,975	19,157

Proposal 2: The Authorized Share Charter Proposal

The amendment to the Company’s amended and restated certificate of incorporation to increase the number of authorized shares of the Company’s Common Stock and preferred stock was approved. The voting results were as follows:

For	Against	Abstentions
15,806,756	1,004,068	99,219

Proposal 3: The Director Declassification Charter Proposal

The amendment to the Company’s amended and restated certificate of incorporation to declassify the Company’s board of directors was approved. The voting results were as follows:

For	Against	Abstentions
16,784,536	36,804	88,703

Proposal 4: The Dual Class Charter Proposal

The amendment to the Company’s amended and restated certificate of incorporation to implement a dual class stock structure comprised of New QuantumScape Class A Common Stock, which will carry one vote per share, and New QuantumScape Class B Common Stock, which will carry 10 votes per share, was approved. The voting results were as follows:

For	Against	Abstentions
15,172,625	1,633,508	103,910

Proposal 5: The Additional Charter Proposal

The amendment to the Company’s amended and restated certificate of incorporation to eliminate provisions in the amended and restated certificate of incorporation relating to the Business Combination that will no longer be applicable following the closing of the Business Combination (the “Closing”), change New QuantumScape’s name to “QuantumScape Corporation” and make certain other changes that the Company’s board of directors deems appropriate for a public operating company was approved. The voting results were as follows:

For	Against	Abstentions
15,617,803	1,223,942	68,298

Proposal 6: The Election of Directors Proposal

The Company’s stockholders elected each of Jagdeep Singh, Justin Mirro, Frank Blome, Brad Buss, John Doerr, Prof. Dr. Jürgen Leohold, Prof. Fritz Prinz, Dipender Saluja and J.B. Straubel to serve as a director on the Company’s board of directors until the 2021 annual meeting of stockholders, and until his successor is duly elected and qualified or until his earlier resignation, removal from office or death. The voting results were as follows:

	For	Withheld
Jagdeep Singh	16,312,281	597,762
Justin Mirro	16,083,176	826,867
Frank Blome	16,312,971	597,072
Brad Buss	16,315,657	594,386
John Doerr	16,207,086	702,957
Prof. Dr. Jürgen Leohold	16,322,343	587,700
Prof. Fritz Prinz	16,322,293	587,750
Dipender Saluja	16,314,036	596,007
J.B. Straubel	16,312,734	597,309

Proposal 7: The Equity Incentive Plan Proposal

The equity incentive award plan established to be effective upon the Closing was approved and adopted. The voting results were as follows:

For	Against	Abstentions
14,288,222	2,435,931	185,890

Proposal 8: The NYSE Proposal

The issuance of New QuantumScape Common Stock to the Legacy QuantumScape stockholders in the Merger pursuant to the Business Combination Agreement and to the investors in the PIPE was approved. The voting results were as follows:

For	Against	Abstentions
16,666,940	182,217	60,886

Proposal 9: The Employee Stock Purchase Plan Proposal

The employee stock purchase plan established to be effective upon the Closing was approved and adopted. The voting results were as follows:

For	Against	Abstentions
14,412,128	2,366,267	131,648

Item 7.01.	Regulation FD Disclosure.

On November 27, 2020, the Company issued a press release announcing the completion of the Business Combination. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference. Such exhibit and the information set forth therein shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 8.01.	Other Events.

Stockholders holding 15,255 shares of the Company’s Class A common stock exercised their right to redeem such shares for a pro rata portion of the funds in the Company’s trust account (the “Trust Account”). As a result, $152,608.86 (or $10.00385830 per share) will be removed from the Trust Account to pay such holders.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Exhibit

99.1	Press Release, dated November 27, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: November 27, 2020

QUANTUMSCAPE CORPORATION

By:	/s/ Michael O. McCarthy
Name: Michael O. McCarthy
Title: Chief Legal Officer